                                                                   EXHIBIT 99.15

       THE WARRANTS AND UNDERLYING SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT. IN ADDITION, THE WARRANTS AND UNDERLYING SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT DATED NOVEMBER 21, 1995, BETWEEN ISSUER AND THE INITIAL HOLDER OF THE WARRANTS THEREIN NAMED, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.


                         SERIES C WARRANT CERTIFICATE

                         Evidencing Series C Warrants
                           to Purchase Common Stock

                          OPHTHALMIC IMAGING SYSTEMS


No. WC-1                                               250,000 Series C Warrants

This Warrant Certificate certifies that JB Oxford & Company ("JBO") or registered assigns, is the registered holder of Series C Warrants (the "Warrants") to purchase Common Stock, no par value ("Common Stock") of
 --------                                            ------------
Ophthalmic Imaging Systems, a California corporation ("Issuer"). Each Warrant
                                                       ------
entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from Issuer at any time prior to 5:00 P.M., local time, on November 21, 1999, or, if such day is not a Business Day, the next succeeding Business Day (the "Expiration Date"), one
                                                     ---------------
fully paid and nonassessable share of the Common Stock of Issuer (collectively, the "Warrant Shares") at a price (the "Exercise Price") of $0.95 per Warrant
     --------------                    --------------
Share payable in lawful money of the United States of America, upon surrender of this Warrant Certificate, execution of the annexed Form of Election to Purchase and payment of the Exercise Price at the office of Issuer at 221 Lathrop Way, Suite I, Sacramento, CA 95818, or such other address as Issuer may specify in writing to the registered holder of the Warrants evidenced hereby (the "Warrant
                                                                        -------
Office"). The Exercise Price and number of Warrant Shares purchasable upon
------
exercise of the Warrants are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement referred to below.

     Issuer may deem and treat the registered holder(s) of the Warrants evidenced hereby as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holder(s) hereof, and for all other purposes, and Issuer shall not be affected by any notice to the contrary.

     Warrant Certificates, when surrendered at the Warrant Office by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, to the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement dated November 21, 1995, between Issuer and the purchasers set forth on the signature pages thereto (the "Warrant Agreement"). Said Warrant
                                               -----------------
Agreement is hereby incorporated by reference in and made a part of this Warrant Certificate and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of Issuer and the holders.

     IN WITNESS WHEREOF, Issuer has caused this Warrant Certificate to be signed by its duly authorized officers and has caused its corporate seal to be affixed hereunto.

                                       OPHTHALMIC IMAGING SYSTEMS


                                       By:       /s/ STEVEN R. VERDOONER
                                          --------------------------------------
                                              Name:  Steven R. Verdooner
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------
(CORPORATE SEAL)

ATTEST:


      /s/ STEVEN R. VERDOONER
-------------------------------------
Secretary